Exhibit 99.1

AVROBIO and Tectonic Therapeutic Announce Merger

Combined company to be Nasdaq-listed, clinical-stage biopharmaceutical company focused on advancing Tectonic’s novel GPCR-targeted therapeutic proteins

$130.7 million in private financing commitments with new and existing leading life sciences investors in connection with merger

Combined company expected to have approximately $165 million in cash and cash equivalents at close to provide cash runway into mid-2027

Funding is expected to advance lead asset TX45, a potential best-in-class Fc-relaxin fusion protein, through multiple clinical data catalysts

Tectonic’s first two programs address indications with high unmet need and no approved therapies

Companies to host joint webcast today, January 30, 2024 at 8:30 a.m. ET

Cambridge, Mass. and Watertown, Mass. (January 30, 2024) – AVROBIO, Inc. (Nasdaq: AVRO) and Tectonic Therapeutic, Inc. (“Tectonic”), a privately-held biotechnology company developing GPCR (G-protein coupled receptor)-targeted therapeutic proteins, co-founded by Timothy A. Springer and Andrew C. Kruse of Harvard Medical School, today announced that the companies have entered into a definitive merger agreement to combine in an all-stock transaction (the “Merger”). Under the terms of the agreement, AVROBIO will acquire 100% of the outstanding equity interests of Tectonic. Upon completion of the Merger, the combined company is expected to operate under the name Tectonic Therapeutic, Inc. and trade on Nasdaq under the ticker symbol “TECX.”

In connection with the Merger, Tectonic has raised or entered into agreements for a $130.7 million private placement with a syndicate of new and existing leading life sciences investors, led by a major mutual fund, TAS Partners, 5AM Ventures, EcoR1 Capital, Polaris Partners, funds and accounts advised by Farallon Capital Management, Vida Ventures, PagsGroup, and other investors. The combined company is expected to have approximately $165 million of cash and cash equivalents at closing, inclusive of the proceeds to be received in the private placement. These proceeds will be used to advance Tectonic’s pipeline through multiple clinical data catalysts and are expected to fund the combined company’s operations into mid-2027. The private placement is expected to close in conjunction with the Merger in the second quarter of 2024.

“We are delighted to merge with AVROBIO at this important time for Tectonic. We are grateful to our investors for their commitment to our mission and to advancing our pipeline of uniquely differentiated molecules. Using biologics to unlock the therapeutic utility of targeting GPCRs which are not optimally drugged by small molecules could result in important advances for patients,” said Alise Reicin, M.D., Chief Executive Officer of Tectonic. “GPCRs are central to human biology and are the target of more than 30% of all currently approved drugs. However, many GPCRs remain unexplored and have proven to be challenging targets for drug development. Our GEODeTM platform makes it possible to discover a broad pipeline of biologics addressing some of the most challenging receptors in the class. This transaction enhances our ability to execute on an efficient plan to advance our clinical-stage and potential best-in-class Fc-relaxin fusion protein, TX45, as well as additional assets in our pipeline. We anticipate multiple clinical catalysts over the next three years.”

“This transaction is the culmination of a comprehensive review of strategic alternatives, and our Board believes that the Merger with Tectonic is in the best interests of our shareholders,” said Erik Ostrowski, interim Chief Executive Officer and Chief Financial Officer of AVROBIO. “Tectonic has unparalleled expertise in the biochemistry and biophysics of GPCRs, and a highly accomplished team poised to advance their rich pipeline of innovative therapies.”

Tectonic’s Portfolio and Platform Overview

Tectonic is developing novel GPCR-targeted therapeutic proteins. The company is prioritizing compelling GPCR targets to address indications that are not currently well-served by small molecule-based approaches. The selectivity and specificity profile of biologics is one of the most important advantages of Tectonic’s approach over traditional small molecule drug discovery. However, most GPCRs have not historically been amenable to standard biologics discovery methods because of the instability and conformational heterogeneity of the GPCRs themselves. Tectonic’s GEODeTM platform was developed to overcome the challenges of GPCR-targeted biologics discovery by combining GPCR biochemistry and receptor engineering strategies, proprietary antibody libraries and screening protocols, and structure-guided protein engineering for therapeutic candidate optimization.

Tectonic’s rich pipeline addresses high-value targets across a range of indications. The first two targets are in indications with no approved therapies:

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Tectonic’s lead program, TX45, a Fc-relaxin fusion protein, is a potential best-in-class agent derived from its internal protein engineering efforts. TX45 has been optimized with an aim to overcome multiple limitations associated with the natural human hormone to achieve both optimal in vitro (biophysical and developability), and in vivo (pharmacokinetic and pharmacodynamic, or “PK/PD”) properties. Following completion of the ongoing dose escalation safety and PK/PD studies in healthy volunteers, development of TX45 is planned to focus on an area of very high unmet need, Group 2 Pulmonary Hypertension in patients with Heart Failure with preserved Ejection Fraction (HFpEF), which impacts over 600,000 people in the U.S.

•

Preliminary data from the Phase 1a study has demonstrated PK/PD effects for TX-45 that are consistent with a potential best-in-class profile for TX45 and monthly dosing. Additional PK/PD data from the ongoing Phase 1a study are expected in mid-2024. Phase 1b hemodynamic Proof of Concept data is expected in 2025 and Phase 2 randomized data is expected in 2026.

•

Tectonic’s second program addresses Hereditary Hemorrhagic Telangiectasia (HHT), an autosomal dominant disease that causes abnormal blood vessel formation. HHT affects approximately 75,000 patients in the U.S. The target population for development is the 10-20% of patients that are considered to have severe disease because of frequent bleeding, anemia, and in some cases, the need for frequent blood transfusions. Tectonic plans to initiate human studies in this program during the Q4 2025 to Q1 2026 timeframe.

•	Tectonic’s third program is focused on fibrosis, using a bispecific approach to inhibit two different receptors with complementary / non-overlapping modes of action.

About the Proposed Transaction: Financials, Management and Organization

Upon completion of the Merger, pre-Merger AVROBIO shareholders are expected to own approximately 22.3% of the combined company and pre-Merger Tectonic shareholders are expected to own approximately 40.2% of the combined company, and in each case after giving effect to the aforementioned private placement financing. The percentage of the combined company that AVROBIO shareholders will own as of the close of the transaction is subject to adjustment based on the amount of AVROBIO net cash at the closing date, which is currently estimated to be approximately $65 million. Immediately prior to the closing of the Merger, AVROBIO shareholders will be issued contingent value rights representing the right to receive certain payments from proceeds received by the combined company, if any, related to certain pre-transaction assets of AVROBIO.

Following the closing of the Merger, the combined company will be led by Dr. Reicin and other members of the Tectonic management team. AVROBIO will be renamed Tectonic Therapeutic, Inc. and the corporate headquarters will be located in Watertown, Mass. The merger agreement provides that post-merger, one board member from AVROBIO will join the Board of Directors of the combined company.

The Merger has been approved by the Board of Directors of both companies and is expected to close in the second quarter of 2024 subject to customary closing conditions, including the approvals by the shareholders of each company, the closing of the private placement financing and other customary closing conditions.

In connection with the Merger, directors, officers, and certain shareholders of AVROBIO and Tectonic have executed support agreements, pursuant to which they have agreed to vote all of their shares of capital stock in favor of the Merger.

Leerink Partners is serving as exclusive financial advisor to Tectonic and Cooley LLP is serving as legal counsel to Tectonic. Leerink Partners and TD Cowen are acting as joint placement agents to Tectonic in connection with the private placement. Piper Sandler is acting as capital markets advisor to Tectonic. TD Cowen is serving as lead financial advisor, Houlihan Lokey is serving as co-financial advisor, and Goodwin Procter LLP is serving as legal counsel to AVROBIO.

Webcast Presentation

The companies will host a webcast presentation to discuss the proposed transaction today, January 30, at 8:30 a.m. ET. Listeners can register for the webcast via this link. A copy of the slides being presented will be available via AVROBIO’s investor website. Those who plan on participating are advised to join 15 minutes prior to the start time. A replay of the webcast will also be available via AVROBIO’s investor website approximately two hours after the call’s conclusion.

About AVROBIO

AVROBIO is a gene therapy company with a purpose to free people from a lifetime of genetic disease. The company has been focused on developing potentially curative HSC gene therapies to treat patients with rare diseases following a single dose treatment regimen.

About Tectonic Therapeutic

Tectonic Therapeutic, co-founded by Andrew Kruse and Tim Springer of Harvard Medical School, is transforming the discovery of antibodies and other biologic drugs targeting GPCRs to develop novel therapies for patients inadequately served by current treatments. With its proprietary GEODeTM platform, Tectonic aims to unlock the therapeutic utility of some of the most difficult receptors in the class, where small molecule pharmacology may be intractable.

Participants in the Solicitation

AVROBIO, Tectonic, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from AVROBIO’s shareholders with respect to the proposed merger transaction under the rules of the U.S. Securities and Exchange Commission.

Information about the directors and executive officers of AVROBIO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 23, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in a registration statement filed on Form S-4 that will contain a proxy statement (and prospectus and other relevant materials) to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving AVROBIO and Tectonic (the “Merger”) and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, AVROBIO will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that AVROBIO may file with the SEC and/or send to AVROBIO’s shareholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF AVROBIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AVROBIO, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by AVROBIO with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by AVROBIO with the SEC will also be available free of charge on AVROBIO’s website at www.avrobio.com, or by contacting AVROBIO’s Investor Relations at https://investors.avrobio.com/.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Merger; the combined company’s listing on Nasdaq after the closing of the proposed Merger (the “Closing”); expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of the private placement financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch, buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company,; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting AVROBIO, Tectonic, the Merger or the private placement financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond AVROBIO’s control. AVROBIO’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of AVROBIO and Tectonic to consummate the proposed Merger; (iii) risks related to AVROBIO’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining any required consents necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, AVROBIO stockholders and Tectonic stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of AVROBIO’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tectonic’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these or other product candidates; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates currently being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; and (xiv) the risk that the private placement financing is not consummated upon the Closing. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including the factors described in the section titled “Risk Factors” in AVROBIO’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 23, 2023, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that AVROBIO makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. AVROBIO expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in AVROBIO or Tectonic.

AVROBIO Contacts:

Media:

Ed Trissel / Carly King

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investor:

Christopher F. Brinzey

Westwicke, an ICR Company

(339) 970-2843

chris.brinzey@westwicke.com

Tectonic Therapeutic Contacts:

Investor:

Christian Cortis, PhD

Tectonic Therapeutic

ccortis@tectonictx.com

(781) 327-2606

Media:

Karen Sharma

MacDougall

ksharma@macdougall.bio

(781) 235-3060